UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

June 2, 2005
Date of Report (Date of earliest event reported)

OSI PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-15190	13-3159796

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

58 South Service Road
Melville, NY 11747
(Address of principal executive offices)

(631) 962-2000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address,
if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events
ITEM 9.01 EXHIBITS
SIGNATURE
EXHIBIT INDEX
EX-99.1: PRESS RELEASE
EX-99.2: PRESS RELEASE

ITEM 8.01 Other Events

     On June 2, 2005, OSI Pharmaceuticals, Inc. (“OSI”) announced the issuance of U.S. Patent No. 6,900,221 for Tarceva® (erlotinib) with respect to a crystalline polymorph of Tarceva, methods for treating various cancers and processes for production of the crystalline polymorph. Details regarding the patent are set forth in OSI’s press release dated June 2, 2005 which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

     On June 13, 2005, OSI provided a summary of data presented during the American Diabetes Association’s 65th Annual Scientific Meeting held from June 10th to June 14th in San Diego, California. Details regarding the summary are set forth in OSI’s press release dated June 13, 2005 which is attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 9.01 EXHIBITS

Exhibit No.	Description
99.1	Press release, dated June 2, 2005.
99.2	Press release, dated June 13, 2005.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: 6/17/05	OSI PHARMACEUTICALS, INC.
	By:	/s/ Michael G. Atieh
		Name:	Michael G. Atieh
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated June 2, 2005.
99.2	Press release, dated June 13, 2005.